UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2015

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

As previously disclosed, on April 29, 2014, Exelon Corporation, a Pennsylvania corporation (“Exelon”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) by and among Exelon, Purple Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exelon (“Merger Sub”), and Pepco Holdings, Inc., a Delaware corporation (“PHI”). The Original Merger Agreement was amended and restated by the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, among Exelon, Merger Sub and PHI.

On January 14, 2015, Exelon, PHI, Atlantic City Electric, the Staff of the New Jersey Board of Public Utilities, and the Independent Energy Producers of New Jersey filed a Stipulation of Settlement (Settlement) with the New Jersey Board of Public Utilities (NJBPU). A copy of the joint press release concerning the Settlement issued by Exelon and PHI is attached as Exhibit 99.1. A copy of the Settlement is available at www.phitomorrow.com. The Settlement is subject to approval by the NJBPU.

The proposed merger also remains subject to approval by the public service commissions of the District of Columbia, Delaware, and Maryland. Exelon and PHI continue to expect to complete the merger in the second or third quarter of 2015.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

* * * * *

Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18; and (3) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

January 14, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release